UACSC 1999-A

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 5/31/99



PRINCIPAL BALANCE RECONCILIATION                                                    DOLLARS
                                                CLASS A-1             CLASS A-2              CLASS A-3              CLASS A-4
                                               -------------          -------------          -------------         -------------
Original Principal Balance                     61,200,000.00          67,525,000.00          96,050,000.00         39,950,000.00
Beginning Period Principal Balance             34,636,272.94          67,525,000.00          96,050,000.00         39,950,000.00
Principal Collections - Scheduled Payments      3,306,308.82                      -                      -                     -
Principal Collections - Payoffs                 3,803,664.76                      -                      -                     -
Principal Withdrawal from Payahead                 20,991.80                      -                      -                     -
Gross Principal Charge Offs                       700,281.88                      -                      -                     -
Repurchases                                                -                      -                      -                     -
                                               -------------          -------------          -------------         -------------
Ending Balance                                 26,805,025.68          67,525,000.00          96,050,000.00         39,950,000.00
                                               =============          =============          =============         =============


Certificate Factor                                 0.4379906              1.0000000              1.0000000             1.0000000
Pass Through Rate                                     4.9800%                5.4300%                5.5700%                5.700%



PRINCIPAL BALANCE RECONCILIATION                                                            NUMBERS
                                                   CLASS A-5        TOTAL CLASS A's
                                                  -------------     ----------------      ---------
Original Principal Balance                        55,820,134.82       320,545,134.82         20,263
Beginning Period Principal Balance                55,820,134.82       293,981,407.76         19,115
Principal Collections - Scheduled Payments                    -         3,306,308.82
Principal Collections - Payoffs                               -         3,803,664.76            266
Principal Withdrawal from Payahead                            -            20,991.80
Gross Principal Charge Offs                                   -           700,281.88             42
Repurchases                                                   -                    -              0
                                                  -------------       --------------         ------
Ending Balance                                    55,820,134.82       286,150,160.50         18,807
                                                  =============       ==============         ======


Certificate Factor                                    1.0000000            0.8926985
Pass Through Rate                                         5.870%              5.4963%

CASH FLOW RECONCILIATION

Principal Wired                                                    7,114,541.20
Interest Wired                                                     2,720,524.00
Withdrawal from Payahead Account                                      22,360.86
Repurchases (Principal and Interest)                                          -
Charge Off Recoveries                                                 32,433.70
Interest Advances                                                     60,176.75
Certificate Account Interest Earned                                   27,779.83
Spread Account Withdrawal                                                     -
Class A Policy Draw for Class A Principal or Interest                         -
                                                                 --------------

Total Cash Flow                                                    9,977,816.34
                                                                 ==============


TRUSTEE DISTRIBUTION  (6/8/99)

Total Cash Flow                                                    9,977,816.34
Unrecovered Advances on Defaulted Receivables                         20,867.76
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Certificateholders                             138,949.18
Interest to Class A-2 Certificateholders                             305,550.63
Interest to Class A-3 Certificateholders                             445,832.08
Interest to Class A-4 Certificateholders                             189,762.50
Interest to Class A-5 Certificateholders                             273,053.49
Interest to Class I Certificateholders                               154,759.73
Principal to Class A-1 Certificateholders                          7,831,247.26
Principal to Class A-2 Certificateholders                                     -
Principal to Class A-3 Certificateholders                                     -
Principal to Class A-4 Certificateholders                                     -
Principal to Class A-5 Certificateholders                                     -
Insurance Premium                                                     32,032.92
Interest Advance Recoveries from Payments                             37,007.93
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                           -
Deposit to Payahead                                                    5,251.45
Payahead Account Interest to Servicer                                    244.54
Excess                                                               543,256.87
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============


Servicing Fee Retained from Interest Collections                     244,984.51

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                              -
Beginning Balance                                                  3,219,972.01
Trustee Distribution of Excess                                       543,256.87
Interest Earned                                                       10,804.63
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                             -
                                                                 --------------
Ending Balance                                                     3,774,033.51
                                                                 ==============

Required Balance                                                   4,808,177.02



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                  14,424,531.07
Beginning Balance                                                 10,009,191.34
Reduction Due to Spread Account                                     (554,061.50)
Reduction Due to Principal Reduction                                (352,406.13)
                                                                 --------------
Ending Balance                                                     9,102,723.71
                                                                 ==============

First Loss Protection Required Amount                              9,102,723.71
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                             15,676.91

POLICY  RECONCILIATION

Original Balance                                                 320,545,134.82
Beginning Balance                                                292,573,956.21
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   292,573,956.21
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              284,129,019.11
                                                                 ==============
Required Balance                                                 284,129,019.11


PAYAHEAD RECONCILIATION


Beginning Balance                                                     67,514.83
Deposit                                                                5,251.45
Payahead Interest                                                        244.54
Withdrawal                                                            22,360.86
                                                                 --------------
Ending Balance                                                        50,649.96
                                                                 ==============

CURRENT DELINQUENCY
                                                         GROSS
  # PAYMENTS DELINQUENT     NUMBER        BALANCE       PRINCIPAL      INTEREST
  ---------------------     ------        -------       ---------      --------
1 Payment                    251        3,428,940.78     39,953.41    40,062.84
2 Payments                    98        1,389,619.64     33,898.82    31,554.88
3 Payments                    44          674,241.45     20,154.66    25,734.09
                             ---        ------------     ---------    ---------
Total                        393        5,492,801.87     94,006.89    97,351.81
                             ===        ============     =========    =========

Percent Delinquent         2.090%              1.920%




DELINQUENCY RATE (60+)
                                                     RECEIVABLE
                                  END OF PERIOD      DELINQUENCY
   PERIOD         BALANCE         POOL BALANCE         RATE
   ------         -------         ------------         ----
Current          2,063,861.09    286,150,160.50        0.72%
1st Previous     2,027,769.71    293,981,407.76        0.69%
2nd Previous     1,095,624.74    301,617,113.20        0.36%


NET LOSS RATE

                                                                                                                         DEFAULTED
                                                                     LIQUIDATION               AVERAGE                   NET LOSS
   PERIOD                               BALANCE                       PROCEEDS               POOL BALANCE               (ANNUALIZED)
   ------                               -------                       --------               ------------               ------------
Current                                 700,281.88                    32,433.70              290,065,784.13                2.76%
1st Previous                            133,121.88                    11,548.28              297,799,260.48                0.49%
2nd Previous                             25,855.53                     1,137.88              306,199,973.37                0.10%


Gross Cumulative Charge Offs            888,519.39    Number of Repossessions                                                36
Gross Liquidation Proceeds               45,119.86    Number of Inventoried Autos EOM                                        43
Net Cumulative Loss Percentage               0.26%    Amount of Inventoried Autos EOM                                   372,400.00

Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)              0.15%
Trigger                                      0.50%
Status                                         OK


EXCESS YIELD TRIGGER
                                                             EXCESS YIELD
                       EXCESS            END OF PERIOD        PERCENTAGE
     PERIOD            YIELD              POOL BALANCE       (ANNUALIZED)
     ------            -----              ------------       ------------
Current               606,628.55       286,150,160.50            2.54%
1st Previous        1,449,354.09       293,981,407.76            5.92%
2nd Previous        1,871,851.01       301,617,113.20            7.45%
3rd Previous           20,187.46       310,782,833.53            0.08%


                                                  CURRENT
                                                  LEVEL       TRIGGER    STATUS
                                                  -----       -------    ------
Six Month Average Excess Yield                     N/A         1.50%      N/A

Trigger Hit in Current or any Previous Month                              NO


DATE: 6/4/99                                      /s/ Ashley Vukovits
                                                  --------------------------
                                                     ASHLEY VUKOVITS
                                                     FINANCE OFFICER